UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 14, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street Chicago, Illinois 60603-2300 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 14, 2026, Commonwealth Edison Company (ComEd) issued $600 million aggregate principal amount of its First Mortgage 4.550% Bonds, Series 139, due June 1, 2031 (Series 139 Bonds), and $825 million aggregate principal amount of its First Mortgage 5.850% Bonds, Series 140, due June 1, 2056 (Series 140 Bonds and, together with the Series 139 Bonds, the Bonds). See Item 2.03 below for a description of the Bonds and related agreements.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 14, 2026, ComEd issued $600 million aggregate principal amount of its First Mortgage 4.550% Bonds, Series 139, due June 1, 2031, and $825 million aggregate principal amount of its First Mortgage 5.850% Bonds, Series 140, due June 1, 2056. The Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of May 1, 2026 (Supplemental Indenture). The Mortgage is a first mortgage on ComEd’s utility plant. The proceeds of the Bonds will be used by ComEd (i) to redeem $500 million of its First Mortgage 2.550% Bonds, Series 120 due June 15, 2026 and (ii) for general corporate purposes. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-284911-01), as amended, filed with the Securities and Exchange Commission (SEC), which registration statement was declared effective by the SEC on April 8, 2025.

The Series 139 Bonds carry an interest rate of 4.550% per annum, and the Series 140 Bonds carry an interest rate of 5.850% per annum. Interest on the Bonds is payable semi-annually on June 1 and December 1, commencing December 1, 2026. The Bonds are redeemable in whole or in part at ComEd’s option at any time prior to May 1, 2031 (one month prior to the maturity date of the Series 139 bonds) (Series 139 Par Call Date), in the case of the Series 139 Bonds, or prior to December 1, 2055 (six months prior to the maturity date of the Series 140 bonds) (Series 140 Par Call Date), in the case of the Series 140 Bonds, at a redemption price equal to the greater of 100% of the principal amount to be redeemed or a “make-whole” redemption price calculated as provided in the Supplemental Indenture, plus accrued and unpaid interest to the redemption date. On or after the Series 139 Par Call Date, in the case of the Series 139 Bonds, or on or after the Series 140 Par Call Date, in the case of the Series 140 Bonds, we may redeem the Bonds, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest thereon to the redemption date. A copy of the Supplemental Indenture, which sets forth the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Bonds, Ballard Spahr LLP provided ComEd with the legal opinion attached to this Current Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated May 7, 2026 among ComEd and BofA Securities, Inc., Citigroup Global Markets Inc., Loop Capital Markets LLC, RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report.

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with ComEd and its affiliates. They have received customary fees and commissions for these transactions. In addition, some of the underwriters or some of the banking affiliates of the underwriters are lending parties in ComEd’s revolving credit facility.

Item 9.01. Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated May 7, 2026, among ComEd and BofA Securities, Inc., Citigroup Global Markets Inc., Loop Capital Markets LLC, RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of May 1, 2026, from ComEd to The Bank of New York Mellon Trust Company, N.A., as trustee
5.1	Opinion dated May 14, 2026, of Ballard Spahr, LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient power generation resources to meet actual or forecasted demand or disruptions at generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of ComEd's credit ratings or other failure to satisfy the credit standards in ComEd's agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in ComEd's most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by ComEd from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. ComEd undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Joshua S. Levin
Joshua S. Levin
Senior Vice President, Chief Financial Officer and Treasurer

May 14, 2026

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated May 7, 2026, among ComEd and BofA Securities, Inc., Citigroup Global Markets Inc., Loop Capital Markets LLC, RBC Capital Markets, LLC and U.S Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Supplemental Indenture dated as of May 1, 2026, from ComEd to The Bank of New York Mellon Trust Company, N.A., as trustee
5.1	Opinion dated May 14, 2026, of Ballard Spahr, LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)